Reserves	12 Months Ended
Jun. 30, 2023
Disclosure of reserves within equity [abstract]
Reserves

NOTE 21: RESERVES

	2023 A$	2022 A$
Foreign Currency Translation Reserve (a)	6,646,840	6,186,334
Share-based Payments Reserve (b)	7,858,906	6,337,264
Total Reserves	14,505,746	12,523,598

(a)
Foreign Currency Translation Reserve

Exchange differences arising on translation of the foreign controlled entities are taken to the foreign currency translation reserve, as described in Note 2(i). The reserve is recognized in profit or loss when the investment is disposed of.

(b)
Share-based Payments Reserve

The share-based payments reserve is used to recognize the fair value of options and warrants issued over the vesting period or the period of the Consultancy Agreement, as applicable. Further information about share-based payments is set out in Note 20.